U.S. SECURITIES AND EXCHANGE
                             COMMISSION WASHINGTON,
                                   D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 22, 2004
                        (Date of earliest event reported)

                           ALBANY INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)

          Delaware                      0-16214                  14-0462060
(State or other jurisdiction          (Commission              (IRS employer
     of incorporation)                file number)           identification no.)

                      1373 Broadway, Albany, New York 12204
                                 (518) 445-2200
 (Address and telephone number of the registrant's principal executive offices)

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Item 5. Other Events and Required FD Disclosure

On January 22, 2004, Albany International issued a news release announcing plans to consolidate certain European manufacturing operations. A copy of the news release is furnished as Exhibit 99.1 to this report.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ALBANY INTERNATIONAL CORP.

                                          By: /s/ Michael C. Nahl
                                              ----------------------------------
                                          Name: Michael C. Nahl
                                          Title: Senior Vice President and Chief
                                                 Financial Officer

Date: January 22, 2004

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                                Index to Exhibits

Exhibit Number    Description of Document
--------------    -----------------------

99.1              News  release,  dated  January  22,  2004,  issued  by  Albany
                  International Corp.